UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________________

FORM 8-K

______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 21, 2014

PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of PBF Energy Inc. (“PBF Energy”) was held on May 21, 2014.  At the Annual Meeting, the stockholders elected each of the following individuals to serve on PBF Energy’s Board of Directors for a term of one year, or until his successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

NAME	FOR	AGAINST	ABSTAIN	NON-VOTES
Thomas D. O’Malley	86,007,917	364,547	190,851	4,261,351
Spencer Abraham	86,110,830	262,464	190,020	4,261,352
Jefferson F. Allen	86,241,649	130,814	190,853	4,261,350
Martin J. Brand	84,611,898	1,757,562	193,854	4,261,352
Wayne Budd	86,232,527	130,482	200,306	4,261,351
David I. Foley	80,119,324	6,253,767	190,224	4,261,351
Dennis M. Houston	86,264,105	119,186	180,024	4,261,351
Edward F. Kosnik	86,260,143	122,870	180,302	4,261,351

In addition, the following proposal was voted at PBF Energy’s Annual Meeting:

The ratification of the appointment of Deloitte & Touche LLP to serve as PBF Energy’s independent registered public accounting firm for 2014 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
72,075,868	142,649	18,606,148	—

Item 8.01   Other Events.

On May 21, 2014, senior management of PBF Energy and PBF Holding Company LLC (collectively, the “Company”) presented materials at the PBF Energy Annual Meeting of Stockholders.  The Company's presentation materials, available on the Investor Relations section of the PBF Energy website at www.pbfenergy.com, is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements
Statements contained in the exhibit to this report reflecting the Company’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation materials dated May 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2014

PBF Energy Inc.
(Registrant)

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Senior Vice President, General Counsel

Dated: May 22, 2014

PBF Holding Company LLC
(Registrant)

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials dated May 21, 2014